INCOME TAXES	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 15

INCOME TAXES

Income from Continuing Operations Before Income Tax Expense by Category

years ended December 31 (in millions)	2017	2016	2015
United States	$(291)	$3,906	$(738)
International	1,508	1,048	1,166
Income from continuing operations before income taxes	$1,217	$4,954	$428

Income Tax Expense Related to Continuing Operations

years ended December 31 (in millions)	2017	2016	2015
Current
United States
Federal	$8	$10	$(251)
State and local	18	(3)	(6)
International	273	282	345
Current income tax expense	299	289	88
Deferred
United States
Federal	233	(286)	(9)
State and local	(7)	3	(20)
International	(32)	(18)	(24)
Deferred income tax expense	194	(301)	(53)
Income tax expense (benefit)	$493	$(12)	$35

Deferred Tax Assets and Liabilities

as of December 31 (in millions)	2017	2016
Deferred tax assets
Accrued expenses	$269	$377
Retirement benefits	248	411
Tax credits and net operating losses	834	747
Valuation allowances	(483)	(150)
Total deferred tax assets	868	1,385
Deferred tax liabilities
Subsidiaries’ unremitted earnings	35	145
Asset basis differences	705	704
Total deferred tax liabilities	740	849
Net deferred tax asset	$128	$536

At December 31, 2017, the company had U.S. operating loss carryforwards totaling $413 million and tax credit carryforwards totaling $348 million. The U.S. operating loss carryforwards expire between 2018 and 2037 and the tax credits expire between 2018 and 2037. At December 31, 2017, the company had foreign operating loss carryforwards totaling $1.6 billion and foreign tax credit carryforwards totaling $59 million. Of these foreign amounts, $3 million expires in 2018, $2 million expires in 2019, $37 million expires in 2020, $47 million expires in 2021, $4 million expires in 2022, $440 million expires after 2022 and $1.1 billion has no expiration date. Realization of these operating loss and tax credit carryforwards depends on generating sufficient taxable income in future periods. A valuation allowance of $483 million and $150 million was recorded at December 31, 2017 and 2016, respectively, to reduce the deferred tax assets associated with net operating loss and tax credit carryforwards, because the company does not believe it is more likely than not that these assets will be fully realized prior to expiration. The company will continue to evaluate the need for additional valuation allowances and, as circumstances change, the valuation allowance may change.  In the narrative following the “Income Tax Expense Related to Continuing Operations Reconciliation” table below, the company indicates which balances in the above table are provisional due to the enactment of the 2017 Tax Act.

Income Tax Expense Related to Continuing Operations Reconciliation

years ended December 31 (in millions)	2017	2016	2015
Income tax expense at U.S. statutory rate	$424	$1,734	$150
Retained shares tax free exchange gains	—	(1,587)	—
Tax incentives	(140)	(126)	(133)
State and local taxes	(6)	1	(13)
Foreign tax expense (benefit)	(80)	5	11
Valuation allowances	4	3	5
Contingent tax matters	(1)	(48)	9
Branded Prescription Drug Fee	—	1	1
Deferred tax charge on intangible intra-group transfers	14	13	14
R&D tax credit	(4)	(2)	(4)
Puerto Rico excise tax credit	(2)	(5)	(9)
Deferred Tax Revaluation due to 2017 Tax Act	(283)	—	—
Transition Tax due to 2017 Tax Act	529	—	—
U.S. Valuation Allowance due to 2017 Tax Act	339	—	—
Stock options windfall tax benefits	(56)	—	—
Foreign tax credits generated	(246)	—	—
Other factors	1	(1)	4
Income tax expense (benefit)	$493	$(12)	$35

In the above reconciliation, the Deferred Tax Revaluation, the Transition Tax and the U.S. Valuation Allowance, all of which result directly or indirectly from the enactment of the 2017 Tax Act, include, or are, provisional amounts. As additional US Treasury guidance is issued and more accurate earnings and tax estimates are available during 2018, the company expects to update its provisional tax amounts.

The 2017 Tax Act reduces the U.S. statutory tax rate from 35% to 21% for years after 2017. Accordingly, the company has remeasured its deferred tax assets and liabilities as of December 31, 2017 to reflect the reduced rate that will apply in future periods when these deferred taxes are settled or realized. The company recognized a deferred tax benefit of $283 million to reflect the reduced U.S. tax rate and other effects of the Tax Act. Although the tax rate reduction is known, the company has not collected all of the necessary data to complete its analysis of the effect of the 2017 Tax Act on the underlying deferred taxes and as such, the amounts recorded as of December 31, 2017 are provisional.

The 2017 Tax Act requires the company to pay U.S. income taxes on accumulated foreign subsidiary earnings not previously subject to U.S. income tax at a rate of 15.5% to the extent of foreign cash and certain other net current assets and 8% on the remaining earnings. The company recorded a provisional charge for its one-time transitional tax expense of $529 million, the majority of which was non-cash. This charge is inclusive of relevant non-U.S. withholding taxes and U.S. state income taxes on the portion of the earnings expected to be repatriated.  The company has recorded provisional amounts based on estimates of the effects of the 2017 Tax Act as the analysis requires significant data from its foreign subsidiaries that has not yet been finalized as of December 31, 2017.

The U.S. Valuation Allowance was recorded in respect of the company’s foreign tax credit deferred tax assets (DTAs).  The 2017 Tax Act moves the U.S. from a worldwide system of taxation to a territorial system; additionally, the 2017 Tax Act changed the rules that enabled taxpayers to generate foreign source income related to export sales that was eligible to utilize foreign tax credits.  Consequently, the company does not believe at this time that it is more likely than not to utilize its existing foreign tax credit DTAs within the applicable carryforward periods.  As such, the company recorded a provisional adjustment to its valuation allowance of $339 million.  As the Transition Tax amount changes, the U.S. Valuation Allowance amount is expected to change in a like amount.  Moreover, the company is studying the 2017 Tax Act and evaluating any elections or other opportunities that may be available, as well as updating its U.S. legal entity earnings projections, to determine if it will be able to monetize some, or all, of the foreign tax credit DTAs.  The company will also continue to monitor state income tax law developments in light of the 2017 Tax Act and some state income tax DTAs may require a partial or full valuation allowance.

The company previously did not recognize U.S. income tax expense related to earnings outside the United States that were deemed indefinitely reinvested. U.S. federal and state income taxes, net of applicable credits, on these foreign unremitted earnings from continuing operations of $9.3 billion as of December 31, 2016 would be approximately $2.6 billion.  As noted above, the enactment of the 2017 Tax Act created a territorial tax system that allows companies to repatriate certain foreign earnings without incurring additional U.S. federal tax by providing for a 100% dividend exemption. Under the dividend-exemption provision, 100% of the foreign source portion of dividends paid by certain foreign corporations to a U.S. corporate shareholder are exempt from U.S. federal taxation. As a result of the U.S. change to a territorial tax system and the incurrence of the one-time transition tax charge (discussed above), the company now plans to repatriate foreign earnings that were previously considered indefinitely reinvested.  Moreover, the company continues to evaluate if any portion of its outside basis difference not attributable to earnings will reverse in a taxable manner and whether it can identify and quantify those differences and the related U.S. deferred tax charges.

Unrecognized Tax Benefits

The company classifies interest and penalties associated with income taxes in the income tax expense line in the consolidated statements of income. Net interest and penalties recorded during 2017, 2016 and 2015 were $3 million, $6 million and $3 million, respectively. The liability recorded at December 31, 2017 and 2016 related to interest and penalties was $15 million and $11 million, respectively. The total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate is approximately $108 million.

The following table is a reconciliation of the company’s unrecognized tax benefits, including those related to discontinued operations for the years ended December 31, 2017, 2016 and 2015.

as of and for the years ended (in millions)	2017	2016	2015
Balance at beginning of the year	$82	$191	$206
Increase associated with tax positions taken during the current year	33	7	24
Increase (decrease) associated with tax positions taken during a prior year	2	(31)	(26)
Settlements	(6)	(75)	(3)
Decrease associated with lapses in statutes of limitations	(3)	(10)	(10)
Balance at end of the year	$108	$82	$191

Of the gross unrecognized tax benefits, $107 million and $74 million were recognized as liabilities in the consolidated balance sheets as of December 31, 2017 and 2016, respectively. Baxter has recorded net indemnification receivables from Baxalta in the amount of $48 million, $28 million and $93 million as of December 31, 2017, 2016 and 2015, respectively, related to the unrecognized tax benefits for which Baxter is the primary obligor but economically relate to Baxalta operations. Additionally, in the table above amounts related to 2015 included as a decrease a gross liability transferred to Baxalta in the amount of $10 million for which Baxalta is the primary obligor.

None of the positions included in the liability for uncertain tax positions related to tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

Tax Incentives

The company has received tax incentives in Puerto Rico, Switzerland, Dominican Republic, Costa Rica and certain other taxing jurisdictions outside the United States. The financial impact of the reductions as compared to the statutory tax rates is indicated in the income tax expense reconciliation table above.       The Puerto Rico grant provides that the company’s manufacturing operations are and will be partially exempt from local taxes until the year 2026.

Examinations of Tax Returns

As of December 31, 2017, Baxter had ongoing audits in the United States, Germany, Sweden, Belgium and other jurisdictions. Baxter expects to reduce its gross unrecognized tax benefits within the next 12 months by $20 million due principally to the resolution of non-U.S. matters incident to the separation of Baxalta. While the final outcome of these matters is inherently uncertain, the company believes it has made adequate tax provisions for all years subject to examination.

During 2016, Baxter paid approximately $303 million to partially settle a U.S. federal income tax audit for the period 2008-2013. Additionally, the company settled a German income tax audit for the period 2008-2011 and settled an Italian audit for the period 2010-2012. As a result of these settlements, the company reduced its gross unrecognized tax benefits by $75 million. Pursuant to the tax matters agreement with Baxalta, Baxalta paid the company approximately $37 million related to its tax indemnity obligations in respect of its portion of the settled gross unrecognized tax benefits. See Note 2 for additional details regarding the separation of Baxalta.